Notes on the Consolidated Balance Sheet	12 Months Ended
Dec. 31, 2019
Disclosure Of Consolidated Balance Sheet [Abstract]
Notes on the Consolidated Balance Sheet
Notes on the Consolidated Balance Sheets

5.1 Intangible assets

The following table shows the reconciliation of intangible assets for the year ended December 31, 2019:

(in € thousands)	Internally generated software	Licenses and domains	Brands and trademarks	Purchased software	Other intangible assets	Intangible assets under development	Goodwill	Total
Purchase costs
January 1, 2018	3,869	232	5,093	—	5,458	1,090	23,184	38,926
Acquired	—	—	—	—	—	—	—	—
Additions	102	101	—	23	345	2,615	—	3,186
Disposals	(633)	—	—	—	—	—	—	(633)
Reclassification	—	14	—	—	—	(14)	—	—
Currency translation	84	—	117	1	51	—	944	1,197
December 31, 2018	3,422	347	5,210	24	5,854	3,691	24,128	42,676
Acquired	—	—	96,431	22	13,257	—	135,630	245,340
Additions	817	—	—	80	—	2,985	—	3,882
Disposals	—	—	—	—	—	—	—	—
Reclassifications	3,517	—	—	—	—	(3,517)	—	—
Currency translation	30	—	1,041	(1)	200	—	1,794	3,064
December 31, 2019	7,786	347	102,682	125	19,311	3,159	161,552	294,962
Accumulated amortization and impairment
January 1, 2018	366	104	176	—	3,144	—	—	3,790
Additions	1,468	34	140	1	1,537	—	—	3,180
Impairment	—	—	—	—	—	—	3,324	3,324
Disposals	(633)	—	—	—	—	—	—	(633)
Reclassification	—	—	—	—	—	—	—	—
December 31, 2018	1,201	138	316	1	4,681	—	3,324	9,661
Additions	1,545	49	140	30	3,972	—	—	5,736
Impairment	—	—	703	—	—	—	—	703
Disposals	—	—	—	—	—	—	—	—
Reclassification	—	—	—	—	—	—	—	—
December 31, 2019	2,746	187	1,159	31	8,653	—	3,324	16,100
Remaining carrying amount
January 1, 2018	3,503	128	4,917	—	2,314	1,090	23,184	35,136
December 31, 2018	2,221	209	4,894	23	1,173	3,691	20,804	33,015
December 31, 2019	5,040	160	101,523	94	10,658	3,159	158,228	278,862

During the year ended December 31, 2019, intangible assets primarily increased due to the Spark Networks / Zoosk Merger, whereby the Group acquired brands and trademarks and other intangible assets consisting of customer relationships and developed technology. The useful life of Zoosk brands and trademarks acquired is indefinite, and the useful life of other Zoosk intangible assets acquired is primarily 1 to 2 years. In the course of the Spark Networks / Zoosk Merger during the year ended December 31, 2019, goodwill of €135,630 thousand was recognized for the first time. The increase in intangible assets was partially offset by the impairment of Samadhi finite lived brands and trademarks of €703 thousand during the year ended December 31, 2019. As of December 31, 2019, the remaining carrying amount of Samadhi and Affinitas finite lived brands and trademarks was €1,433 thousand and €50 thousand, respectively.

Other intangible assets also include TV and photo productions of Affinitas and the customer base and research and development costs recognized in connection with the Affinitas / Spark Merger. The remaining useful life of the non-Zoosk brands and trademarks is indefinite, with the exception of Samadhi and Affinitas brands and trademarks, as described above, which have a remaining useful life of 17 years and 6 years, respectively. The remaining useful life for other intangible assets is between 1 to 4 years. The remaining useful life of the internally generated software is approximately 2 to 5 years, and the remaining useful life of licenses and domains is approximately 1 to 4 years.

Intangible assets under development as of December 31, 2019 and 2018 amounted to €3,159 thousand and €3,691 thousand, respectively. The Group reclassified €3,517 thousand of intangible assets under development to internally generated software upon the initial migration of brands onto the shared technology platform during the year ended December 31, 2019.

Expenses for the amortization of intangible assets are allocated and are recognized in Sales and marketing expenses, Customer service expenses, Technical operations and development expenses, and General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Loss.

Impairment Test of Goodwill and Indefinite-lived Intangible Assets

The Group performed its annual impairment test for goodwill and indefinite-lived intangible assets as of October 31, 2019. Goodwill is allocated to cash-generating units (CGUs) that represent the lowest level at which the goodwill is monitored for internal management purposes, which is the operating segment. The existing goodwill of €158,228 thousand was allocated to the cash-generating units within the North America and International segments: Zoosk, Christian Networks (North America), Jdate USA (North America), Jdate (International), JSwipe (North America), and Other Networks (North America). The goodwill allocated to the CGU Samadhi was fully impaired during 2018.

The goodwill resulting from the Spark Networks / Zoosk Merger was not allocated to the North America and International operating segments as of the impairment testing date, due to the fact that the latest planning was completed on the legal entity level only. Management will perform a further allocation of the entity into regional CGUs (North America and International) based on a business plan that will provide that level of detail. In accordance with IAS 36 Impairment of Assets, the allocation is to be performed before the end of the first annual period beginning after the acquisition date.

The impairment test was performed in accordance with IAS 36 Impairment of Assets. For impairment test purposes under IFRS, the concept of value in use was applied. The value in use was determined based on the discounted cash flow method. The free cash flows (FCF) were derived based on the financial forecast for each CGU for the next five years. The cash flow plans are based on experience as well as on expected impact of market trends anticipated in the future. For the financial forecasts for each CGU and resulting cash flow plans, long-term EBITDA margins vary between 19.7% (for Zoosk) and 56.2% (for JSwipe).

For the terminal value growth rate, management has materially revised the long-term growth expectation compared to previous years' impairment tests, which is based on internal experience and in line with market expectations. For the impairment test performed as of October 31, 2019, a terminal value for all CGUs was assumed with growth rates of 0.5% for Zoosk, 0.5% for Christian Networks, 0.5% for Jdate USA, 0.5% for Jdate Israel, 1.0% for JSwipe and 0.5% for Other Networks. For the prior years' impairment test performed as of October 31, 2018, a finite life until financial year 2038 with a long-term growth rate of -10.0% was assumed for the CGU Samadhi, and a terminal value was assumed for all other CGUs with growth rates of 3.0% for Christian Networks, 2.0% for Jdate USA, 1.5% for Jdate Israel, 1.5% for JSwipe and 0.5% for Other Networks.

For discounting the future cash flows, an after-tax weighted average cost of capital (WACC) was derived as of the impairment testing date of October 31, 2019 and applied for each CGU. The WACC used for each CGU was as follows: 9.2% for Zoosk, 9.2% for Christian Networks, 9.2% for Jdate USA, 10.3% for Jdate Israel, 9.2% for JSwipe, and 9.2% for Other Networks. As of October 31, 2019, the pre-tax WACC for each CGU was as follows: 12.3% for Zoosk, 12.4% for Christian Networks, 12.2% for JDate USA, 13.2% for Jdate Israel, 12.2% for JSwipe, and 12.3% for Other Networks. For the previous years' impairment test performed as of October 31, 2018, the after-tax WACC used for each CGU was 10.0% for Samadhi, 9.4% for Christian Networks, 9.4% for Jdate USA, 10.6% for Jdate Israel, 9.4% for JSwipe, and 9.4% for Other Networks.

An impairment according to IAS 36 is required if the carrying amount exceeds the recoverable amount. The recoverable amount is assumed to equal the calculated value in use. Based on the result of the impairment tests performed, the recoverable amount of each CGU exceeded the carrying amount, and, accordingly, no impairment was necessary.

For the Zoosk CGU, the estimated recoverable amount exceeded the carrying amount of the CGU by €20,086 thousand, or 8.9%. Management has identified that a reasonable change in the long-term EBITDA margin assumption could cause the carrying amount to exceed the recoverable amount. An adjustment of the long-term EBITDA margin by 2.0 percentage points to 17.7% would lead to an estimated recoverable amount approximating the carrying amount.

As part of the annual impairment testing, for all other CGUs, a sensitivity analysis was also conducted in which EBITDA margins decline by 5.0% and the terminal value growth rates decline by 0.5% to zero, which does not indicate a potential risk for impairment of goodwill.

5.2 Property, plant and equipment

The following table shows the reconciliation of property, plant and equipment for the year ended December 31, 2019:

(in € thousands)	Leasehold improvement	Other and office equipment	Property, plant and equipment under construction	Right-of-use assets	Total
Purchase costs
January 1, 2018	304	1,018	1,523	—	2,845
Acquired	—	—	—	—	—
Additions	—	309	4	—	313
Disposals	—	(2)	—	—	(2)
Reclassifications	—	1,523	(1,523)	—	—
Currency translation	—	4	—	—	4
December 31, 2018	304	2,852	4	—	3,160
Recognition of right-of-use asset on initial application of IFRS 16	—	—	—	1,263	1,263
Acquired	56	240	—	6,972	7,268
Additions	—	87	—	—	87
Disposals	—	3	—	—	3
Derecognition of right-of-use assets	—	—	—	(7,069)	(7,069)
Reclassifications	—	4	(4)	—	—
Currency translation	1	5	—	103	109
December 31, 2019	361	3,191	—	1,269	4,821
Accumulated depreciation and impairment
January 1, 2018	118	645	—	—	763
Additions	59	326	—	—	385
Impairment	—	—	—	—	—
Disposals	—	(3)	—	—	(3)
December 31, 2018	177	968	—	—	1,145
Additions	115	776	—	1,069	1,960
Impairment	—	—	—	—	—
Disposals	—	2	—	—	2
Derecognition of right-of-use assets	—	—	—	(603)	(603)
December 31, 2019	292	1,746	—	466	2,504
Remaining carrying amount
January 1, 2018	186	373	1,523	—	2,082
December 31, 2018	127	1,884	4	—	2,015
December 31, 2019	69	1,445	—	803	2,317

During the year ended December 31, 2019, the Group recognized right-of-use assets of €8,338 thousand related to three lease contracts for office space. During 2019, one of the Group's leased properties was sub-let by the Group. Pursuant to IFRS 16 Leases, the Group derecognized the related right-of-use asset and recognized other receivables at an amount equal to the net investment in the sublease. Refer to Note 1.6 for further information regarding the Group's recognition of right-of-use assets due to the adoption of IFRS 16 Leases.

During the year ended December 31, 2018, Spark completed a project to upgrade the Group’s technological infrastructure. The additions during the year ended December 31, 2018 mainly related to the acquisition of IT hardware, the capitalization of third party expenses and personnel costs.

5.3 Trade receivables

The following table gives an overview of the Group’s trade receivables as of December 31, 2019 and 2018:

(in € thousands)	December 31, 2019	December 31, 2018 (1)
Trade receivables (gross)	6,066	3,581
Allowance for bad debt	(258)	(607)
- thereof non-current	—	—
- thereof current	5,808	2,974
Total trade receivables	5,808	2,974

(1) Comparative figures for the year ended December 31, 2018 were restated for errors. For further information, see Note 8.4.

5.4 Other financial assets

(in € thousands)	December 31, 2019	December 31, 2018
Lease receivables (gross)	7,612	—
Allowance for credit losses	(266)	—
Total lease receivables	7,346	—
Deposits	1,339	320
Other receivables	1,573	618
- thereof non-current	7,040	24
- thereof current	3,218	914
Other financial assets	10,258	938

The increase in other financial assets from 2018 to 2019 was primarily attributable to the Group's recognition of the net investment in an office sublease on the sublease commencement date. For further information, see Note 5.16. Deposits within other financial assets mainly comprise deposits with payment providers.

5.5 Other assets

(in € thousands)	December 31, 2019	December 31, 2018
Prepaid expenses	2,966	2,170
VAT receivables and deposits	103	820
Receivables against tax authorities	—	237
Other receivables and assets	67	92
- thereof non-current	251	271
- thereof current	2,885	3,048
Other assets	3,136	3,319

Prepaid expenses mainly relate to prepaid marketing expenses.

5.6 Deferred tax assets

See Note 4.13 Income taxes for the presentation of deferred tax assets.

5.7 Cash and cash equivalents

As of December 31, 2019 and 2018, the Group held cash with bank and financial institution counterparties of €15,450 thousand and €11,095 thousand, respectively. Movements in cash and cash equivalents during the reporting periods are presented in the Consolidated Statements of Cash Flows.

5.8 Shareholders' Equity

At December 31, 2019, the Company’s issued ordinary no-par value registered shares (auf den Namen lautende Stückaktien) (“Ordinary Shares") totaled 2,661,386. Outstanding Ordinary Shares totaled 2,605,689 after deducting 55,697 in treasury shares held by the Company. In accordance with the Company’s American Depository Share (ADS) Program, each ADS represents one-tenth of an ordinary share. Accordingly, issued and outstanding ADSs as of December 31, 2019 totaled 26,056,890.

In June 2019, in anticipation of the Spark Networks / Zoosk Merger, the Administrative Board of Spark Networks agreed to the acceleration, exercise, and settlement of 952,018 Options granted to five executives of Spark Networks under the Spark Networks 2017 VSOP and Spark Networks 2018 VSOP ("the Accelerated Vesting"). Accordingly, Spark Networks recognized the remaining grant date fair value related to these Options as share-based payment expense in June 2019. Options totaling 636,492 were net exercised in shares and cash in July 2019, and resulted in the issuance of 4,652 Ordinary Shares, equivalent to 46,519 ADSs. In connection with the exercise of these Options, the Company issued 46,519 new Ordinary Shares, equivalent to 465,190 ADSs. The excess of newly issued Ordinary Shares over those required to satisfy the net settlement of the exercised Options of 41,867 were recorded in treasury share reserves at a nominal value per share of €1.00, and are available to satisfy future option exercises under the Spark Networks 2017 VSOP and Spark Networks 2018 VSOP. Options totaling 315,526, which were out of the money at the exercise date, were repurchased at a nominal value per share (€0.01).

On July 2, 2019, the Company issued 12,980,000 ADSs representing 1,298,000 Ordinary Shares of Spark Networks to Zoosk's former equity holders as partial consideration for the Spark Networks / Zoosk Merger. The fair value of the ADSs issued was based on the closing ADS price of Spark Networks on the effective date of the merger.

Treasury shares

In connection with the Affinitas / Spark Merger, Spark established the Chardonnay Trust, with the purpose of holding such number of shares of Spark Networks SE ADSs as shall be necessary to satisfy the obligations under all unexercised Spark stock options awarded under the Spark 2007 Plan. Following the completion of the Affinitas / Spark Merger, Spark no longer has any rights to revoke or amend the Chardonnay Trust in a manner that is detrimental to Spark 2007 Plan participants.

In connection with the Affinitas / Spark Merger, each Spark stock option was converted into an award to acquire ADSs from the Chardonnay Trust, on the same terms and conditions as were applicable under the Spark stock option, and subject to adjustment based on the exchange ratio stipulated in the merger agreement. The shares underlying the ADSs held in the Chardonnay Trust are classified as treasury shares and are presented in the treasury share reserves within the Consolidated Statements of Shareholders' Equity.

Accumulated deficit

In addition to the net loss for the period, the net increase in 2019 in the Group's Accumulated deficit was related to the settlement and net exercise of Options related to the Accelerated Vesting.

Accumulated other comprehensive income

Accumulated other comprehensive income ("AOCI") primarily consists of the net translation gain or loss resulting from translation in the Group’s reporting currency (the Euro) of the financial statements of subsidiaries with non-Euro functional currencies. Also included in AOCI are the effects of remeasuring intercompany transactions with the Spark Networks (Israel) Limited subsidiary that are treated as net investments in a foreign subsidiary.

5.9 Borrowings

On March 15, 2018, Spark Networks Services GmbH (f/k/a Affinitas GmbH), a limited liability company incorporated under the laws of Germany (“Affinitas”), and wholly-owned subsidiary of Spark Networks SE, entered into a termination agreement (the “Termination Agreement”) to its Loan Agreement dated as of September 2016 (the “Loan Agreement”), by and among Affinitas and certain persons and entities, including certain of its stockholders and officers, named as lenders thereunder (the “Lenders”), pursuant to which the Lenders had granted Affinitas certain loans with an interest rate of 8% per annum maturing on June 30, 2018 (the “Type A Loans”) and certain loans with an interest rate of 9% per annum maturing on March 31, 2019 (the “Type B Loans”) in an aggregate principal amount of €5.850 million (€1.850 million of which is under the Type A Loans and €4.0 million of which is under the Type B Loans). Pursuant to the terms of the Termination Agreement, in exchange for the early termination of the loans under the Loan Agreement effective as of March 15, 2018 and the repayment in full of the then outstanding principal amount of the loans under the Loan Agreement of €5.850 million, the parties agreed to an early termination fee of €307 thousand, consisting of a 2% fee on the repaid principal amount of the Type A loans and a 6.75% fee on the repaid principal amount of the Type B loans. In addition, the parties agreed that interest on the loans of approximately €40 thousand under the Loan Agreement was paid in full for the month of March 2018. All payments under the Termination Agreement were made on or before March 31, 2018.

On March 28, 2018, Spark Networks and Silicon Valley Bank entered into a four-year €25 million Senior Facilities Agreement. The Senior Facilities Agreement provides for a multicurrency term loan facility in an aggregate amount equal to €15 million and a multicurrency revolving credit facility in an aggregate amount equal to €10 million. Borrowings under the Senior Facilities Agreement bear interest at a rate equal to LIBOR for deposits in the applicable currency plus an applicable margin ranging from 2.5% to 3.0% to be determined based on the net leverage ratio for the most recently completed 12 month period ending on the last day of the fiscal year or quarterly period as applicable. The applicable margin and interest rate in effect for borrowings under the term loan facility as of December 31, 2018 was 2.5%. As part of the new debt agreement referenced below, Spark Networks and SVB agreed to terminate the debt agreement, with a one time early termination fee of €56 thousand, representing 0.50% of the outstanding commitment remaining. Spark Networks utilized a portion of the proceeds from the new debt agreement to pay down the remaining balance on the debt outstanding plus the applicable termination fee.

On July 1, 2019, in connection with the Spark Networks / Zoosk Merger, Spark Networks entered into a Loan Agreement with Zoosk, Spark Networks, Inc., the subsidiary guarantors, the lenders party thereto, and Blue Torch Finance LLC (“Blue Torch”), as administrative agent and collateral agent (the "Senior Secured Facilities Agreement") that provides for a four-year $125 million (€110 million) Senior Secured Facility. The Senior Secured Facilities Agreement provides for a term loan facility in an aggregate amount equal to $120 million (€106 million) (the “Term Loan Facility”) and a revolving credit facility in an aggregate amount equal to $5 million (€4 million) (the “Revolving Credit Facility”) and, together with the Term Loan Facility, the “Facilities”. Borrowings under the Facilities bear interest at a rate equal to either LIBOR plus an applicable margin of 8% (per annum) or the Base Rate with an applicable margin of 7% (per annum). A portion of the proceeds from the issuance of the Facilities was utilized to pay down the remaining balance on the debt outstanding with Silicon Valley Bank, which was €11,447 thousand at the time of payment.

In addition to paying interest on outstanding principal under the Facilities, Spark Networks is required to pay a commitment fee to the lenders under the Term Loan Facility and the Revolving Credit Facility. For the Term Loan Facility, the initial commitment fee is equal to 0.50% of the aggregate principal amount of the Term Loan Facility. The commitment fee related to the Revolving Credit Facility is calculated based on the unutilized commitments thereunder. The commitment fee rate is 0.75% per annum, and the Revolving Credit Facility currently has $5 million of undrawn availability. As the Revolving Credit Facility is not expected to be drawn down, any costs related to the commitment fee and any other transaction fees related to the Revolving Credit Facility are deferred and amortized over the term of the agreement.

The Facilities were issued at a discount at the closing date equal to three percent (3%) of the aggregate principal amount of the Term Loan Facility funded on the closing date ($120 million). This discount was calculated as $3.60 million (€3.17 million). Upon closing, transaction costs and commitment fees of $4,010 thousand (€3,533 thousand) were payable, of which $3,118 thousand (€2,747 thousand) and $130 thousand (€115 thousand) related to transaction costs on the Term Loan Facility and Revolving Credit Facility, respectively, $600 thousand (€529 thousand) and $12 thousand (€11 thousand) related to the initial commitment fee on the Term Loan Facility and Revolving Credit Facility, respectively, and $150 thousand (€132 thousand) related to the upfront fee on the Revolving Credit Facility. Through the effective interest rate method, the discount and facility fees on the Facilities are amortized to Interest expense and similar charges in the Consolidated Statements of Operations and Comprehensive Loss through the maturity of the Facilities on July 1, 2023.
The Facilities contain a number of covenants that, among other things, restrict, subject to certain exceptions, the Company's ability and the ability of its subsidiaries to: incur additional indebtedness, create liens, engage in mergers or consolidations, sell or transfer assets, pay dividends and distributions and make share repurchases, make certain acquisitions, engage in certain transactions with affiliates, and change lines of business.

In addition, the Facilities require the following financial covenants to be maintained: (i) a fixed charge coverage ratio (as defined in the Facilities) of no less than 1.10 to 1.00 for the first four quarters of the loan, 1.25 to 1.00 for the second four quarters of the loan, and 1.40 to 1.00 for the remaining life of the loan (each quarter), (ii) a net leverage ratio of no greater than 3.00 to 1.00 for the first quarter of the loan, declining steadily to 1.25 to 1.00 for the quarters ended September 30, 2021 through the maturity date of the loan, and (iii) a minimum liquidity threshold of $10 million at the end of each month following the closing date of the loan, consisting of available cash funds and availability under the Revolving Credit Facility. The Facilities also contain certain customary affirmative covenants and events of default, including a change of control. Spark Networks is in compliance with all of its financial covenants as of December 31, 2019.

The Term Loan Facility requires repayment of the principal amount of $3 million quarterly, beginning on September 30, 2019. The interest accrued during each quarter is also payable at the end of each quarter along with the principal amount noted above. As of December 31, 2019, the outstanding principal balance of the Term Loan Facility is $114 million (€101 million), the amortized cost basis of the Term Loan Facility is $107 million (€96 million) and there were no outstanding borrowings under the Revolving Credit Facility.

5.10 Provisions

(in € thousands)	Sales Tax provisions	Other provisions	Total
December 31, 2018	282	39	321
- thereof non-current	—	16	16
- thereof current	282	23	305
Acquired	508	—	508
Utilization	—	—	—
Release	(55)	(23)	(78)
Addition	1,151	156	1,307
Reclassifications	—	—	—
Discounting effects	—	—	—
Currency translation	6	—	6
December 31, 2019	1,892	172	2,064
- thereof non-current	—	17	17
- thereof current	1,892	155	2,047

The increase in provisions during 2019 primarily relates to estimated United States sales tax liabilities as of December 31, 2019. Other provisions also includes a litigation reserve of €150 thousand. As of December 31, 2019, the provision recorded to estimate United States state sales tax liability is €1,892 thousand, of which €798 thousand relates to Zoosk.

5.11 Other financial liabilities

(in € thousands)	December 31, 2019	December 31, 2018
Payroll liabilities	2,908	49
Lease liabilities	7,670	—
Other liabilities	11,018	883
- thereof non-current	7,167	54
- thereof current	14,429	878
Other financial liabilities	21,596	932

Other liabilities as of December 31, 2019 primarily relate to the amount owed under the cash consideration holdback agreement associated with the Spark Networks / Zoosk Merger of €9,187 thousand. Lease liabilities of €6,751 thousand relate to one of the Group's leased office space properties. See Note 1.6 for further details on the adoption of IFRS 16.

Other liabilities as of December 31, 2018 primarily related to an outstanding legal settlement payment of €502 thousand to the City of Santa Monica and Offices of the District Attorney, and refund liabilities.

5.12 Other liabilities

(in € thousands)	December 31, 2019	December 31, 2018
VAT payables	1,319	590
Payroll liabilities	1,197	953
Other tax liabilities	445	276
- thereof non-current	—	—
- thereof current	2,961	1,819
Total other liabilities	2,961	1,819

At December 31, 2019 and 2018, payroll liabilities primarily relate to vacation and bonus obligations, as well as €62 thousand and €68 thousand, respectively, of employee-related social security obligations.

5.13 Deferred tax liabilities

See Note 4.13 for the presentation of deferred tax liabilities.

5.14 Income tax liabilities

See Note 4.13 for the presentation of income tax liabilities

5.15 Contract liabilities

The maturity structure of contract liabilities as of December 31, 2019 and 2018 is as follows:

(in € thousands)	December 31, 2019	December 31, 2018 (1)
Non-current	4	5
Current	36,840	20,108
Total contract liabilities	36,844	20,113

(1) Comparative figures for the year ended December 31, 2018 were restated for errors. For further information, see Note 8.4.

The contract liabilities balance primarily relates to the Group’s receipt of advance consideration from customers for subscription services, for which revenue is recognized over the subscription period. The contract liabilities balance increased by €16,731 thousand, primarily due to the acquisition of Zoosk's contract liabilities following the Spark Networks / Zoosk Merger in July 2019. During the year ended December 31, 2019, revenue of €20,108 thousand was realized, which was included in the beginning contract liabilities balance at January 1, 2019.

5.16 Leases

As disclosed in Note 1.6, the Group adopted IFRS 16 Leases as of January 1, 2019 and recognized lease liabilities as a lessee in relation to two lease contracts for office space in Berlin, Germany and Utah, United States.

On July 1, 2019, following the Spark Networks / Zoosk Merger, the Group recognized an additional lease liability as a lessee in relation to a lease contract for office space in California, United States. This liability was measured at the present value of the remaining lease payments, discounted using the weighted average incremental borrowing rate as of July 1, 2019. The lessee’s weighted average incremental borrowing rate applied to the lease liability was 3.50%.

The following lease related assets and liabilities were recorded upon the acquisition of Zoosk:

•	Property, plant and equipment are higher by €7.0 million due to the recognition of right-of-use assets.

•	Current financial liabilities are higher by €1.2 million due to the recognition of lease liabilities.

•	Non-current financial liabilities are higher by €5.8 million due to the recognition of lease liabilities.

For the year ended December 31, 2019, the Group recognized depreciation expense from right-of-use assets of €1,069 thousand and interest expense on lease liabilities of €154 thousand. IFRS 16 Leases also affects the Group's Consolidated Statements of Cash Flows: operating cash flow increased by €1,008 thousand and cash flow from financing activities decreased by €1,008 thousand for the year ended December 31, 2019.

For the year ended December 31, 2019, the Group recognized expense relating to short-term leases of €234 thousand and expense relating to low-value assets of €3 thousand.
The following table sets out a maturity analysis of lease payments, showing the undiscounted lease payments to be made after the reporting date:

(in € thousands)	December 31, 2019
Less than one year	1,962
One to three years	3,492
Three to five years	2,820
More than five years	—
Total undiscounted lease payables	8,274

Lease liabilities included within the Consolidated Balance Sheets	7,670
Current	1,731
Non-current	5,939

The following table sets out a maturity analysis of operating lease payments as of December 31, 2018:

(in € thousands)	December 31, 2018
Less than one year	1,225
One to three years	1,003
Three to five years	33
More than five years	—
Total operating lease payables	2,261

In December 2019, the Group sub-let one of its leased properties that has been presented as part of Right-of-use assets. Pursuant to IFRS 16 Leases, the Group derecognized the related right-of-use asset and recognized Other receivables at an amount equal to the net investment in the sublease. As a result of the derecognition of the right-of-use asset and the recognition of the net investment in the sublease on the sublease commencement date, the Group recognized a one-time gain of €1,259 thousand within Other income for the difference between the value of the right-of-use asset and the net investment in the sublease.
During 2019, the Group recognized interest income on lease receivables of €15 thousand (2018: nil).
The following table sets out a maturity analysis of lease receivables, showing the undiscounted sublease payments to be received after the reporting date.

(in € thousands)	December 31, 2019
Less than one year	1,646
One to two years	1,696
Two to three years	1,747
Three to four years	1,799
Four to five years	1,377
More than five years	—
Total undiscounted lease receivable	8,265
Unearned interest income	653
Net investment in the sublease	7,612